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                                                            EXHIBIT 4.4
                                                            -----------

             Incorporated under the laws of the State of Delaware

                                SMARTERKIDS.COM

                                                            SHARES
NUMBER
                                                            Common Stock
                                                            See Reverse for
                                                            Certain Restrictions
                                                            CUSIP 83169C 10 6

                             SmarterKids.com, Inc.

                     This certifies that [Name of holder]
                        is the owner of [No. of shares]


                  FULLY PAID AND NONASSESSABLE SHARES OF THE
                 PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

SmarterKids.com, Inc. transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated By-laws of the Corporation as from time to time amended.

     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, SmarterKids.com, Inc. has caused the facsimile corporate seal and the facsimile signature of its duly authorized officers to be hereunto affixed.

Dated:



         /s/ Robert J. Cahill                    /s/ David A. Blohm
             Treasurer                               President


Countersigned and Registered:
     Chasemellon Shareholder Services, LLC
               Transfer Agent and Registrar

               By Authorized Signatory


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SMARTERKIDS.COM, INC.

The corporation is authorized to issue more than one class and series of stock. The corporation will furnish without charge to each stockholder who so requests, a full statement of all of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of series thereof authorized to be issued by the corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-______ Custodian______
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN -  as joint tenants with right      under Uniform Gift to Minors
          Of survivorship and not as       Act__________
                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign, and transfer unto [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]
[_]
[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE]
[_]
Shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint_______________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________

     __________________________________________________________________________

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any changes whatever.

SIGNATURE (S) GUARANTEED:

___________________________________________________
The signatures should be guaranteed by an eligible
Guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.